UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 13, 2024

Piedmont Lithium Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38427	36-4996461
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

42 E Catawba Street
Belmont, North Carolina 28012
(Address of principal executive offices and zip code)
(704) 461-8000
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PLL	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On Thursday, June 13, 2024, Piedmont Lithium Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) at 11:00 a.m. Eastern Time.  As of the close of business on April 15, 2024, the record date for the Annual Meeting, there were 19,365,198 shares of common stock entitled to vote at the Annual Meeting, including Chess Depository Interests on an as-converted basis.  The results of the matters voted upon at the Annual Meeting were as follows:

1.	Election of the three Class I director nominees to serve for a three year term until the 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified (Proposal 1):

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
• Mr. Keith Phillips	6,925,663	230,446	3,678,733
• Mr. Michael Bless	6,693,870	462,239	3,678,733
• Ms. Dawne Hickton	6,764,663	391,446	3,678,733

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024 (Proposal 2):

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,637,148	146,798	50,896	0

3.	Approval of, on a non-binding, advisory basis, the compensation of the Company’s named executive officers (Proposal 3):

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,949,530	2,990,224	216,355	3,678,733

4.	Approval of the grant of up to 169,903 stock options to Mr. Keith Phillips (Proposal 4):

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,735,326	3,202,660	218,123	3,678,733

5.	Approval of the grant of up to 64,362 restricted stock units to Mr. Keith Phillips (Proposal 5):

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,755,691	3,190,916	209,502	3,678,733

6.	Approval of the grant of up to 257,442 performance stock units to Mr. Keith Phillips (Proposal 6):

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,696,747	3,222,792	236,570	3,678,733

7.	Approval of the grant of up to 13,976 restricted stock units to Mr. Jeff Armstrong (Proposal 7):

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,519,182	382,007	254,920	3,678,733

8.	Approval of the grant of up to 7,724 restricted stock units to Ms. Christina Alvord (Proposal 8):

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,577,574	376,625	201,910	3,678,733

9.	Approval of the grant of up to 7,724 restricted stock units to Mr. Jorge Beristain (Proposal 9):

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,584,667	371,070	200,372	3,678,733

10.	Approval of the grant of up to 7,724 restricted stock units to Mr. Michael Bless (Proposal 10):

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,582,447	374,041	199,621	3,678,733

11.	Approval of the grant of up to 7,724 restricted stock units to Mr. Claude Demby (Proposal 11):

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,584,308	372,582	199,219	3,678,733

12.	Approval of the grant of up to 7,724 restricted stock units to Ms. Dawne Hickton (Proposal 12):

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,579,790	376,512	199,807	3,678,733

Item 7.01	Regulation FD Disclosure.

On June 13, 2024, the Company issued a press release, attached as Exhibit 99.1 hereto, regarding the results of the matters voted upon at the Annual Meeting.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIEDMONT LITHIUM INC.

Date: June 14, 2024		/s/ Keith D. Phillips
	Name:	Keith D. Phillips
	Title:	President and Chief Executive Officer